PROQUEST COMPANY TO RESTATE HISTORICAL FINANCIAL STATEMENTS

ANN ARBOR, Mich., February 9, 2006 - ProQuest Company (NYSE: PQE), a publisher of information and education solutions, announced that during a review related to its internal controls assessment required by the Sarbanes-Oxley Act of 2002, the company discovered material irregularities in its accounting. As a result, the company intends to restate certain of its previously issued financial statements.

The accounting irregularities that have been identified primarily affect ProQuest’s Information and Learning business unit. While the results for the Voyager Expanded Learning business have been included in the segment results for the Information and Learning division since the first quarter 2005, the accounting irregularities do not involve Voyager.

Based upon its initial findings, the company believes that its deferred income and accrued royalty accounts are materially understated in previously issued financial statements. It also believes that its prepaid royalty account is materially overstated. It anticipates that as a result it will be required to recognize amounts of royalty and other expenses as well as reduce a portion of revenues previously reported for its Information and Learning business, the effect of which will materially reduce earnings from continuing operations for many of the affected periods. Based upon its initial findings, the company believes that the accounting irregularities do not affect the company’s cash balances, the amounts invoiced to customers, cash receipts from customers, or disbursements to publishers and suppliers.

“While we are disappointed to have discovered these accounting irregularities, the Board and senior management team of ProQuest are absolutely committed to the highest level of accounting and financial reporting standards,” said Alan Aldworth, president and chief executive officer of ProQuest Company. “Our business units remain focused on providing our customers with quality products and the highest level of customer service.”

Upon discovery of the accounting irregularities, the company discussed these matters with its independent auditor, KPMG LLP. ProQuest has also retained an external accounting firm to assist the company with its internal review. Until the review is complete, the company's previously issued financial statements for fiscal years 1999 through 2004, quarterly periods in 2005, and the company’s guidance for fiscal 2005, should no longer be relied upon. In addition, the company’s review is ongoing and there can be no assurance additional material irregularities or errors will not be identified.

ProQuest’s Audit Committee has initiated an independent investigation which is being conducted with the assistance of Skadden, Arps, Slate, Meagher & Flom LLP, who was retained solely for this purpose. Skadden, Arps has hired forensic accountants from Chicago Partners LLC to assist it in the investigation. While the Audit Committee believes a restatement will be required, it has not yet determined the time periods involved or the amount of the accounting restatement.

As a result of the expected restatement, the company believes that it is not in compliance with certain covenants and representations and warranties of its revolving credit agreement and its private-placement debt, including certain financial covenants and representations made with regard to previously issued financial statements. The company has discussed the initial results of its internal review with its revolving credit agreement lenders and private placement note holders and has begun discussions to obtain interim waivers until its internal review can be completed.

ProQuest will continue to work with its external accounting firm to complete the review and restatement as soon as possible. The company anticipates that it will delay filing its 2005 10-K as a result of its internal review. The company is in the process of evaluating whether these accounting irregularities were the result of one or more material weaknesses in its internal control over financial reporting.

Conference Call

ProQuest Company chairman and chief executive officer Alan Aldworth will make a statement about today’s press release on a conference call at 9 a.m. ET today. The call will be in listen-only mode, and there will be no question and answer period. To listen to the conference call, please dial (888) 688-0384 at 9:00 a.m. ET on Thursday, February 9, 2006.

This conference call may also be accessed over the Internet at www.proquestcompany.com. The call will be taped and archived until February 17, 2006 and can be replayed by calling (800) 642-1687, and entering ID#5295484. The replay will be available shortly after the call at the www.proquestcompany.com website.

About ProQuest Company

ProQuest Company (NYSE: PQE) is based in Ann Arbor, Michigan, and is a leading publisher of information and education solutions. We provide products and services to our customers through two business segments: Information and Learning and Business Solutions. Through our Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. Its products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information. For the world's automotive manufacturers and their dealer networks, ProQuest also secures business-to-business information and retail performance management services.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to: the company’s ability to successfully conclude the review of its financial results, the discovery of additional accounting irregularities, the ability to renegotiate the terms of its revolving credit agreement and senior notes in connection with defaults under such debt due to any potential restatement, the outcome of the company’s and the Audit Committee’s continuing investigation of the accounting irregularities, increased debt level due to the acquisition of Voyager Learning, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager Learning acquisition, the ability to successfully close and integrate other acquisitions, demand for ProQuest's products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest's business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the company's ability to obtain OEM data access agreements, the company's ability to obtain financing, global economic conditions, financial market performance, and other risks listed under "Risk Factors" in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," "projects," "intends," "prospects," "priorities," or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. We undertake no obligation to update any of these statements.

CONTACT:

Mark Trinske

Vice President, Investor Relations

ProQuest Company

734-997-4910

mark.trinske@proquest.com